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^‰Ž-Í™Ìîñ□□.m«ðlÉ‹»àñä□M~&ÎCtÛdü»?]¿»¿ÒèçDGe˜¿»à»□.(m.Îwt„cÀ□Ò'°â-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-ÍœÌîñ□□.m«ðlÉ‹»àñä□M~&ÎCtÛdü»?]¿»¿ÒèçDGe˜¿»à»□.(m.Îwt„cÀ□Ò'°â-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-ÍžÌîñ□□.m«ðlÉ‹»àñä□M~&ÎCtÛdü»?]¿»¿ÒèçDGe˜¿»à»□.(m.Îwt„cÀK
ZbRv¿Ùáìàá¯1-^ÒÐñ›M(~¯ÿËÿÿÿ ÿÿ½á~ÕTx.þÚðò°□ðM<¯□ðÚÄ®º□¯yœ¯ÿ ÿÿÿËÿÿ}´)e□æ-õ□"mëfVîîî±
îîîÚ}ë):ÞY~fbçÖí^×ARnîî±îîîÚîÒxqf¿éâÛ¯^àÈöúËÿÿÿ ÿÿïädTç-›}¤Éò‹nà»Ðêæ÷»□□¿»ÐC~¿»¿ð»□y
Ö?ø ÿÿÿËÿÿ¿äÐàØÑÑYðÄ□^½ç^Øæ=îîîÚîîî±vM^äYð›QMFu□îlôž□úÀ□'aŸK
□YTÈd¿ÙÕØäÕ□~□¯)ðúÿ ÿÿÿËÿß[²WMuÖâ¯M3¯¿□ø¯M<ð¿□Ì›M□¯à□Ì¯yœ¯ÿ ÿÿÿËÿÿ}´)e□æ-õ□"mëfVîîî±
îîîÚ}ë):ÞY~fbçÖí^×ARnîî±îîîÚîxë˜d¿Ù~□½Ž¨›}¤ù$DöVK
yFn¹¯.□ÎúÿÿÿÿÊµ¿é´□æñÄ~ÕT□.îî±îîîÚîîî¡{Ì¯□□úšyFn¹¯^b©□¯ÿ]û›:Øi□àéWMAâàî±îîîÚîîî±¿ÇüÞõ
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yFn¹¯Ml›ÿÿÿ]û›:Øi□àéWMAâàî±îîîÚîîî±¿ÇüîÄöšyFn¹¯M<›ÿÿÿ]û›:Øi□àéWMAâàî±îîîÚîîî±¿ÇüîÄ
öšyFn¹¯M□›ÿÿÿ]û›:Øi□àéWMAâàî±îîîÚîîî±¿ÇüîÄñšyFn¹¯Mœ›ÿÿÿ]û›:Øi□àéWMAâàî±îîîÚîîî±¿Çü
îÄùšyFn¹¯MD›ÿÿÿ˚Z□~&½®]àéÐd™^½^□~MMR{äxæÕÝÝéÝÝÝ,ÝÝÝ‹ÇüÙ›öúÚðóúÙ›ñúÚðùšK K
yFn¹¯^½ß÷úÿ ÿÿÿËÿÿî□□~□‰®]¿¶Ðdí±m.æ±îîîÚîîîA□nW©□¿Ù8äf^ìæbî±îîîÚîîî‰²^×uf¿Ù□□□MÓä-^Â
u©d‹Ù¶n¹W(îÚîîî±îîîÚ¿ÇüµÒ¨¯›MD¯ ê%ÖÝñšK
□Ò'°â-n¶Ñû›!ÕT'□Þgä9þÜDÀúÿÿ ÿïñ□□.m«ðLÌ‹»àñä□M~&ÎCtÛcÌ¿□Ðõ»T.□~úCtT)ü»□*M□}´Øåç(□@ìß
ÖY.R¿éÑ«ð][□ŸK K y^½1Öë)Ñú»□r.]ÍÀ K K ™å'zv¿éâ²^×□f
^‰Ž-Í™Ì□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÀ»□½ü.]ny~â¿äà†ÐßE!□ÞtÓØó K
™å'zv¿éâ²^×□f
^‰Ž-ÍœÌ□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÀ»□½ü.]ny~â¿äà†ÐßE!□ÞtÓØó K
»»à~□Y.Ê»□□P]4yÉ‹^¿äà-¿□àð»TMÖÝéÝÝÝàÇü»?}^□Â~¿éæ%Tç□äÖåÃöêÒµ%M□‹Ùtç¨ú"»»à□MuâÖ¯‹¿äÐ{
ú□□}~ðÿÿÿËÿÿÿ ÿ¿»ÔöÐâ†äõ »»à□MuâÖ¯‹¿äÐ{ô□□=~ðÿÿÿËÿÿÿ ÿ¿»ÔöÐâ†äõ
»»à□MuâÖ¯‹¿äà÷»?½~¿äàò»?]ò»T-¿»äç÷ú ÿÿÿËÿÿ»Tn□=ªM^ŸK
y³í¯»□mONþ»T-¿»äôÐâ□âç¿□äõ»TŽm.Â K
KÔ^à»àbf)þ»TM¿»äwëØºç¿»Õñ»□q-ëÖÝçM~¡»□-‹»à%BŽ]□©□Ÿ{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□
j¿»àÉ¿»ÐÍ»□]¶÷»□™¿»Ð¸çîîÚîþ{"&s¿À
»»Ð□vŽmÐ'ÎËàø»□™¿»àz□¿»Õõ»□1ù»□*¿»à□ÚÝÝéÝÿ{"¿»Ð-/ßç□=[~□ý{ÇcüÖ~□.]ýÕ½¿»ÕÕ
¿äÐ÷»?½f¿äàð»?MÆÃÖ¿ø»?^¿»¿-¿»äù»□□é÷»?-¿»□çç¿□àÒæyÍ$D«{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð
ë®-.□/ßµË"~þ§»»àÙÖÕçÓ×Û¼£»□}□□-□p¿ØúÖ□□^Õ®»□^‹»à-à»àñ□□.-¢"»»Ð□□ÏË‹»ÐçzÑé÷¯.]B*.=.ì~/
¯1-^ÒÐñ›M(~¯?={ww(wwwCwww(wwwCww-K
KÔ^à»àbf)þ»TM¿»äwëØºç¿»ä÷»□□vnŸ{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»àÃ»□M□
¿»äú»□"~îîÚîî¿¯l2÷□Ÿ»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»àÃ»□M□
¿»àô»□b~îîÚîî¿¯ü»□©ñò}ÑÕ³äâÒ¿w"Æ?ïäâÖÕàèõ»?nù»T~¿»ääÕðä□-¿□Ðçç0/¿ø□□½¿äàÕ
‹»Ð÷ä□½f‹»àðä□MÆò_¿øä□½¿□àÕ
à»Ð÷□□½fà»àð□□MÆœ?¿»ÕÒæ&±îîîÚîîî±îîîÚîîî±îîîÚîîî±îîîÚîîþÕ^¿»Ô-¿»¿÷»□y^
¿äÐú»?}~þ©‹¿»äû»□□□ð»?}¿»□kö»?□¿»□dŸ»»Ð□vŽmÐ'ÎËàø»□Z¿»ÐµÒ÷»?M¿»□w~¿□àð»TMÖÝéÝÝ¿˜ü»□
Y/ï^MÖñ¿^¿»¿-¿»Õ÷»□□^
¿□Ðô»T=~þ§{ww(wwwCwww(wwwCww-K
KÔ-à»àÕm-JÖà»ÐêåÕ÷»TMvn«{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□‰ç÷»TM^
‹»Ðúä□}~ÚîîîÍ±þ{Ì□D¿ôV»»Ð□vŽmÐ'ÎËàø»□‰ç÷»TM^
‹»Ðôä□=~Úîîî±þ{Ì‹ø»□âç÷»?M^
à»Ðú□□}~¡ö»□Ikö›QMö K
»»Ð□vŽmÐ'ÎËàø»□j¿»à□àØFj¿»ÐµÑÔÝéÝÝý$Ì}kÂ›-^Í¿éÐPý÷}4ö›□yö
»»Ð□vŽmÐ'ÎËàø»□ì¿»Ð´'¿»äêÑÕ,ÝÝÝéÝ¿Çf"õò*Ðd□àèõ»?.
Ž2äõ»?-□M@ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ ÿÿÿËÿßC§öLBÀñ□Ð;ý÷ÒÞf¿é□dý÷¿½÷»T~M^9¿»Ð«»□=J???V{ww(wwwCww
w(wwwCww-K
{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎË£º»ÐþôúÿÛû›}ÖÒçä□çh×□Ÿ4ë‡åçþOÌLŸ{ww(wwwCwww(wwwCww-K
KÔ-à»ÐôÄ»□□à»Ðå□%vŸ{ww(wwwCwww(wwwCww-»»Ð□□ÏË‹»Ðg»fÞYJRbçy¿à(í~□d¢òÙDÀú"»»Ð□□ÏË‹»Ðg»
fÞYJÖ²^¸&¿à□]~□;ýòÚþôú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»fÞYJRbçò^
½¿ÝÕäx‹ýòÚðöŠ¯□<¯øîÄñŠðMœ¯□
{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»fÞYJÖ²^¸-^½‹éÕäˆÕýòîÄöŠðM<¯ÌÚÄñÕ
¯Mœ›? {ww(wwwCwww(wwwCww-K
KÔ-à»ÐôÄ»□®à»àÕ□ý»□B¿»à□Ÿ{ww(wwwCwww(wwwCww-»»Ð□□ÏË‹»Ðg»f.]J□^rPï&¿Õ(]~Âdýòþò¨¯`
{ww(wwwCwww(wwwCww-K KÔ-à»ÐôÄ»□]à»Ðë□¿»ÐµÑô
{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹]¿□Ðë'à»ÐêåÕñ}□næ¯j½ë÷¥"»»Ð□□ÏË‹»Ðg»f□Mru.n-
□ŽÒÑ×IÖp¯MD›?
{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥"»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×IÖp¯Ml›ñÚÄ¬□¯M(¯ñÚ›
ùú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿l¯?V{ww(wwwCwww(w
wwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄó¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄó¿l¯?V{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»
Ð8äfþÆÚÄñ¥"»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄñ¿l¯?V{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄù¥"»»Ð□□

ÏË‹»à&àà(]J□dý-ÚÄù¿1¯?V{ww(wwwCwww(wwwCww–K
Kô}à»ÐdÓØF~½Mâá‹»Ðúä□M□‹»Ðúä□M^©~□¿äÐêÑÀ {ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎËàø»□
¿»Ð¶ñ»□:¿»Ð□□¿»Ôð»□□ÆÆÌøÌÌ¿¯ü»□:Ðd/ðM1¿üö□Ú›ó‹1›¡M□àÈö□ÎÄù‹3¯?
»»Ð□vŽmÐ'ÎËàø»□™¿»Ð»Ôé÷„»ÐëŽÖÝÝéÝÝ¿˜ÜCøÆLBô®‹=¿□Ðéñä□□¿□Ð[□à»àð□□MÆ™□¿»ä·f¿¶Ðdý§{ww(
wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹-¿□ÐäÕ¶÷°»äêÑõ®}^□©~¿é□%TçæãÒå¸¯n-jÒäñÄMw–›?
»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×ÏÖp¯MD›?
{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹-¿□ÐäÕ¶÷°»äêÑõ®}^□©~¿é□%TçæãÒå¸¯□ðÎ“»»Ð□□ÏË‹
»Ðg»f□Mru.n-□ŽÒÑ×ÏÖp¯MD›?
{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥“»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×ÏÖp¯M1›ñÚÄ¬□¯M(¯ñÚ›
ùú“{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿1¯?V{ww(wwwCwww(w
wwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄó¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄó¿1¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»
Ð8äfþÆÚÄñ¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄñ¿1¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄù¥“»»Ð□□
ÏË‹»à&àà(]J□dý-ÚÄù¿1¯?V{ww(wwwCwww(wwwCww–K
Kô}à»ÐdÓØF~½Mâá‹»Ðúä□M□‹»à÷ä□M^9.'áà»Ðêåô {ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎËàø»□
¿»Ð¶ñ»□:¿»Ð□□¿»Ôð»□□ÆÆÌøÌÌ¿¯ü»□:Ðd/ðM1¿üö□Ú›ó‹1›¡M□àÈö□ÎÄù‹3¯?
»»Ð□vŽmÐ'ÎËàø»□J¿»Ð»Ôàr&¿»ÐµÑÔÝéÝÝ¿˜ÜCøÆLBô®‹=¿□Ðéñä□□¿□Ð[□à»àð□□MÆœ□/»?}köÄ□MÖK¿Ø{!
¿»ÐÐÔð»TM¿»ää÷óÌ{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»àÙÐt·º]~þ-‹~¿□ÐäÕ¿r□¿□ÐêÑ«ñ}FZæ¯^âë÷ú§»
»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×ÏÖp¯MD›?
{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚDô¥“»»Ð□□ÏË‹»Ðg»f□Mru.n-□ŽÒÑ×ÏÖp¯M1›ñÚÄ¬□¯M(¯ñÚ›
ùú“{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄö¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄö¿1¯?V{ww(wwwCwww(w
wwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄó¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄó¿1¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»
Ð8äfþÆÚÄñ¥“»»Ð□□ÏË‹»à&àà(]J□dý-ÚÄñ¿1¯?V{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþÆÚÄù¥“»»Ð□□
ÏË‹»à&àà(]J□dý-ÚÄù¿1¯?V{ww(wwwCwww(wwwCww–K
Kô□à»àÒŽn□~!½ý»?^¿»¿bR)Ê»□Mà»ÐwJÝ{ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎËàø»□□¿»Ðºñ»□:¿»Ð□□¿»Ô
ð»□□ÖÝÝéÝý{“¿»à4Möò…Äö‹X¯¡Mc¿Èö.ÚÄñÕ1¯¡yœ¿È©ú“»»Ð□vŽmÐ'ÎËàø»□Z¿»ÐµÒ÷»?M¿»□w~¿□àð»TMÖ
ÝéÝÝ¿˜ü»□
Y/¿·ò»□i□¿»¿ð»□‰åñ»T□¿»äd□¿§»□^‹»à-à»à÷□□M^R¿»ÐÎ»□}!þö‹‹»Ðûä□^□Ä»□}à»Ðk»□□à»ÐdÉ“»»Ð
□vŽmÐ'ÎËàø»□j¿»àÉ¿»à»□.ò¿»ÐÀ»□=!îîîÚîþ{“¿»ÐwøòL□ôñ‹Z¿»ÐµÒ÷»?M¿»□w~¿□àð»TMÖ□‹ø»□□¿»à
¢¿»à¯»□Mâ? {ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿ¿»Ð8äfþ-^½ë¨:
»»àÙÒÒçÓ×Ù¼£»□}□□-□¢ò‹^‹»à-à»àñ□□.-à»ÐÔ□□=~¡“»»Ð□□ÏË‹»ÐçzÑé÷¯.]B*.=.i~/¯1-^ÒÐñ›M(~¯?
={ww(wwwCwww(wwwCwwwVK Kô^à»àÒÒÒä&¡»□^‹»àb
)Þ□É»□□à»Ð[*þ»□Q¿»ÐPTçâÃn□Ò,®~-qþ»□j¿»à=R)þ□□□¿äÐdTÓò
{ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»à»□.2¿»ÐÀ»□=!îîîÚîþ{“¿»ÐwøòL□ôñ‹j¿»àÉ¿»àÄ»
□M‰¿ø□□n¿äÐêÒÄ»□Mà»ÐwJ¿»à¯»□Mâ?
{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿü»□"^□□J¿éÒzTçÒ×Òå÷-êÖê□M□¿†tç÷Î“»»àÙÒÒçÓ×Ù¼“¿»ÐÓÒìY□/¿èÁ
»□n¦»□^‹»àÒ©»□M‹»Ðã¸? »»Ð□□ÏËÈ»□M1¿ÙYJRbçp¯^¯□ {ww(wwwCwww(wwwCww–K
Kô^à»àÒÒÒä&¡»□^‹»àbÂ□Ød«{ww(wwwCwww(wwwCww–»»Ð¾Õ;Íÿü»□"Fnæ□¯^½´÷ú“»»Ð□□ÏËÈ»□M1¿ÙYJRb
çpêö:={ww(wwwCwww(wwwCww–K
Kô½à»à×ÖRþ»T}¿»ädçöV{ww(wwwCwww(wwwCww–Kô¿äÐGvºmä''Ë¿ø□□□à¥»□^yú»□Q¿»ÐPÝÝÝ,Ýý{ø¿»à_M
öòÎÄö‹3¯¡M□¿ÈöÉÚÄñ¿1¯¡□œ¿ÈÄú“Kô¿äÐGvºmä''Ë¿ø□□m¿äÐäv‹»Ð□Q¿»ÐPÝÝÝ,Ýý{ø¿ø»T□àð□□MÖVKô¿
äÐGvºmä''Ë¿ø□□□à¯»□MâÝÝÝ,ÝÝÝ‹Çü»T}^□©~¿é□%TçæãÒà¨¢□ð□
Kô¿äÐGvºmä''Ë¿ø□□□à®»□^y®îî±îîîÚ¿Çüä□=„□ÏôñÕ□àð□□MÖ
¿ø»?m¿»□äv¿□Ð□□à»ÐdÉ“{ww(wwwCwww(wwwCww–»»Ð□vŽmÐ'ÎËàø»□%G¿»□äçîÚîîî±î¿ÇÈ»□}4ö›□yÖ□ï_
Mö¢y1¿È©□ÚÄÇ‹1¯þM□¿üö□Ú›ù‹1›“»»Ð□vŽmÐ'ÎËàø»□%§¿»□ççîÚîîî±î¿ÇÈ‹¿»□{ô»?=~þDÎ¿»ä·f¿¶Ðdý
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.]~pêÖê□M□¿†tç÷□?¿Áf·f¿ÝÐdý©ÌDÝ{ww(wwwCwww(wwwCww–K y¿»□kF~fMö K
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øÌÌÌ“ÌÌÌøÌÌ1□ÌÌÌøÌ&Ì“ÌÌÌøÌÌ'dÌÌÌ¥;ÌÌ“Ì□Ü□¿Ù'q}N□yf»Õ1}â□‹Ù4ë*îîîÚîÎ□fàÕëìÚ¯1¬š9ÝÝ,Ýœ
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ø8H#`ü□Ì"ÌwŠ·4BÅ`øÿÿH§8H|TÌÌøÌÌÌ"ÌÌÌøÌÌÌ"&ÌÌøÌÌl□ÌÌÌøÌÌÌS´ÄÌø□´Ä"ÌÌ□ð]û›"âÒçÐÐd¶□íÖ'
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üÆÿÿÌüje%¬ü□Ì"Ì<ªbV,É`øÿÿû£jez˜ÌÌøÌÌÌ"ÌÌÌøÌÌÌ"&ÌÌøÌÌl□ÌÌÌøÌÌÌÃµÄÌøœµÄ"Ììœñ]û›"âÒçÐÐd
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